UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: (Date of Earliest Event Reported)  December 7, 2010

                            US Highland, Inc.
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        (Exact name of registrant as specified in its charter)


    OKLAHOMA                                      26-4144571
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(State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization            Identification Number)

 17424 South Union Avenue, Mounds, OK                  74047
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(Address of principal executive offices)              (Zip Code)

                               918-827-5254
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         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Per-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective 12:00 pm CST on December 7, 2010, J. Darin Long and Steven Moel resigned their positions as officers and directors of US Highland, Inc. for financial and personal reasons.




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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 7, 2010                  US Highland, Inc.


                                          By: /s/Steven Moel
                                          ------------------------
                                          Steven Moel
                                          Its:  Chief Executive Officer

                                          By: /s/J. Darin Long
                                          Its:  Chief Operating Officer